UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):May 30, 2007

                               EVANS SYSTEMS, INC.
                ------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            TEXAS                      000-21956                 74-1613155
 ------------------------------  ----------------------       -----------------
(State or other jurisdiction of (Commission File Number)     (IRS Employee
 incorporation or organization)                              Identification No.)

         1 Town Square Boulevard, Suite 347, Asheville, North Carolina,
                     --------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (828) 681-8805



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective May 30, 2007, the registrant entered into a Licensing Agreement with Child Watch, Inc. a Not for Profit corporation located in Orlando, Florida

The Agreement has three components:

o Child Watch permits Evans System the exclusive rights for a five year period to market products and services using the brand name "Child Watch";

o Evans Systems Inc. is to create a digital signage network to market and sell services and products;

o Evans Systems Inc. agrees to pay Child Watch, Inc a fifteen percent (15%) royalty ;



The complete Agreement is attached as an exhibit.

SECTION 9.01   FINANCIAL STATEMENTS AND EXHIBITS


EXHIBITS

Exhibit No.         Description
-----------         -----------

10.1                Licensing Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Evans Systems, Inc

Dated:  June 8, 2007                        By:  /s/  FRANK MOODY
                                               --------------------------------
                                                      FRANK MOODY
                                                      Chief Executive Officer